NATIONWIDE MUTUAL FUNDS
Nationwide Government Money Market Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Invesco Core Plus Bond Fund (formerly, Nationwide BNY Mellon Core Plus Bond Fund)
Nationwide Loomis Core Bond Fund
Nationwide Loomis Short Term Bond Fund

Supplement dated May 29, 2025
to the Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective June 27, 2025, the Prospectus is amended as follows:

1.
The information in the table under the heading “Fund Summary - Purchase and Sale of Fund Shares” on pages 7, 11, 16, 21 and 26 of the Prospectus for the above listed funds is hereby deleted in its entirety and replaced with the following:

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds c/o U.S. Bank Global Fund Services P.O. Box 219336 Kansas City, MO 64121-9336	Overnight: Nationwide Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave., Suite 219336 Kansas City, MO 64105-1307	Website: nationwide.com/mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

2.	The information under the heading “Investing with Nationwide Funds – Contacting Nationwide Funds” on page 53 of the Prospectus is replaced with the following:

By Regular Mail Nationwide Funds, c/o U.S. Bank Global Fund Services
P.O. Box 219336,
Kansas City, MO 64121-9336.

By Overnight Mail Nationwide Funds, c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave., Suite 219336,
Kansas City, MO 64105-1307.

3.	The information under the heading “For Additional Information Contact” on the last page of the Prospectus is replaced with the following:

By Regular Mail
Nationwide Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219336
Kansas City, MO 64121-9336

By Overnight Mail
Nationwide Funds
c/o U.S. Bank Global Fund Services

801 Pennsylvania Ave., Suite 219336
Kansas City, MO 64105-1307

Effective immediately, the Prospectus is amended as follows:

1.	The following information relating to Stifel Financial Corp. for the above listed funds is added to Appendix A of the Prospectus:

Stifel Financial Corp. (“Stifel”)

Shareholders purchasing or holding Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.

Class A Shares

Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Front-end sales charge discounts available at Stifel: Breakpoints and Rights of Accumulation

Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Fund held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

●       shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel;
●       shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program;
●       shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other Fund within the same fund family;
●      shares purchased from the proceeds of redeemed shares of the Fund so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement;
●       shares from rollovers into Stifel from retirement plans to IRAs;
●       shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus;
●       employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs and
●       charitable organizations and foundations, notably 501(c)(3) organizations.

CDSC Waivers on Class A shares available at Stifel

●       death or disability of the shareholder or, in the case of 529 plans, the account beneficiary;
●       shares sold as part of a systematic withdrawal plan not to exceed 12% annually;
●       return of excess contributions from an IRA Account;
●       shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations;
●       shares acquired through a right of reinstatement;
●       shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel and
●       shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

●       Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE